Subsequent events	6 Months Ended
Jun. 30, 2019
Subsequent events
Subsequent events

18. Subsequent events

On August 12, 2019, the Partnership drew $48.3 million on the revolving credit facility under the $385 million facility. On August 13, 2019, the Partnership repaid $34.0 million on the $85 million revolving credit facility.

On August 14, 2019, the Partnership paid a quarterly cash distribution with respect to the quarter ended June 30, 2019 of $0.44 per common and subordinated unit. The total amount of the distribution was $15.0 million.

On August 15, 2019, the Partnership paid a cash distribution of $3.4 million, or $0.546875 per Series A preferred unit, for the period commencing on May 15, 2019 to August 14,2019.